Exhibit 99.1

September 18, 2015

Ominto Files S-1 Registration for an Offering of Common Stock and Warrants

Company Has Filed an Application to List on NASDAQ Capital Market to List Upon the Closing of Offering

SEATTLE, WA and BELLEVUE, WA -- (Marketwired) -- 09/18/15 -- Ominto, Inc. (OTC PINK: OMNT), the global leader in online Cash Back shopping today announced it has filed an S-1 registration statement with the Securities and Exchange Commission relating to a proposed offering of new shares of its common stock and warrants to purchase additional shares of common stock.

The Company has also filed an application to list on NASDAQ Capital Market upon closing of the offering. The NASDAQ listing application is subject to review by NASDAQ and dependent on the Company meeting all of the necessary listing requirements of the NASDAQ Capital Market. Accordingly, there can be no guarantee that the Company's application for listing on the NASDAQ Capital Market will be successful.

The offering will be made only by means of a prospectus filed with the Securities and Exchange Commission (SEC). A copy of the preliminary prospectus relating to the offering is available, for free, on the SEC's website at www.sec.gov. A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

For more information, please visit Ominto's corporate website http://inc.ominto.com.

About Ominto, Inc.

Ominto, Inc. is a global ecommerce leader and pioneer of online Cash Back shopping, delivering value-based shopping and travel deals through its international network of shopping websites and Partner sites. At, Ominto.com or at Partner sites powered byOminto.com, consumers will shop at their favorite stores, save with the best coupons and deals, and earn Cash Back with each purchase. Ominto.com will feature thousands of brand name stores and industry-leading travel companies from around the world, providing Cash Back savings to consumers in more than 120 countries. Ominto Partner will offer a customized co-branded version of the Ominto.com shopping and travel platform to businesses and non-profits, providing them with a professional, reliable web presence that builds brand loyalty with their members, customers or constituents while earning commission for the organization and Cash Back for shoppers on each transaction.

Forward-looking Statements

This document contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding Ominto's strategy, future operations, future financial positions, prospects, plans and objectives of management are forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "to," "plan," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "target" or "continue" and similar expressions (or the negative of these terms) are intended to identify forward-looking statements. These forward statements include, among other things, statements about management's estimates regarding future revenues and financial performance and other statements about management's beliefs, intentions or goals. Ominto may not actually achieve the expectations disclosed in the forward-looking statements and you should not place undue reliance on Ominto's forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to differ materially from the expectations disclosed in the forward-looking statements, including, but not limited to: our ability to successfully obtain consumer and/or market acceptance of our membership Cash Back program; the ability to attract customers who purchase through our website; our ability to obtain additional funding and/or generate sufficient working capital to fund our operations; the ability to establish and/or maintain a large growing base of productive business associates; the ability to develop and/or maintain our growing Partner programs; the ability to obtain and maintain digital coupon content on our website; the risks related to Ominto's ability to manage its growth, including accurately planning and forecasting its financial results; the competitive environment for Ominto's business; Ominto's ability to protect consumer data and our intellectual property; the ability to adapt to mobile and technological change; the need to manage regulatory, tax and litigations risk; Ominto's ability to manage international business uncertainties; along with other risks and potential factors that could affect Ominto's business and financial results identified in Ominto's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2014.

Contact:

Ominto, Inc.

Tom Vogl

investorrelations@ominto.com

(561) 362-2399

Source: Ominto, Inc.

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